May 5, 2004


                       ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 Park Avenue
                            New York, New York 10178

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF VALUE FUND


                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 2003

     Effective immediately, the Atalanta/Sosnoff Value Fund (the "Value Fund") has terminated the public offering of its shares. Shares of the Value Fund are no longer available for purchase. It is anticipated that all shares of the Value Fund will be redeemed or exchanged, and that the Value Fund will discontinue operations, before May 31, 2004.